EXHIBIT 99.2
The presentation of certain prior period amounts will be reclassed beginning in 2024 to align with how Vertiv leadership reviews results and operates the business.
Reclassification of Sales by Product and Service Offering:
The Company’s previously reported disaggregated revenue by product and service offering will combine previously reported critical infrastructure & solutions and integrated rack solutions and they will collectively be managed as products.
The following is a summary of the impact for each quarter for the fiscal year 2020:

Sales by Product and Service Offering:	Three months ended March 31, 2020
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$240.0	$113.1	$105.4	$458.5
Services & spares	161.6	79.7	65.1	306.4
Integrated rack solutions	65.0	31.2	36.2	132.4
Total	$466.6	$224.0	$206.7	$897.3
Updated Disclosure
Products	$305.0	$144.3	$141.6	$590.9
Services & spares	161.6	79.7	65.1	306.4
Total	$466.6	$224.0	$206.7	$897.3

	Three months ended June 30, 2020
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$251.1	$196.8	$99.4	$547.3
Services & spares	161.1	86.1	64.7	311.9
Integrated rack solutions	72.5	39.9	34.1	146.5
Total	$484.7	$322.8	$198.2	$1,005.7
Updated Disclosure
Products	$323.6	$236.7	$133.5	$693.8
Services & spares	161.1	86.1	64.7	311.9
Total	$484.7	$322.8	$198.2	$1,005.7

	Three months ended September 30, 2020
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$278.7	$239.6	$138.2	$656.5
Services & spares	168.3	94.8	77.9	341.0
Integrated rack solutions	85.0	45.2	34.3	164.5
Total	$532.0	$379.6	$250.4	$1,162.0
Updated Disclosure
Products	$363.7	$284.8	$172.5	$821.0
Services & spares	168.3	94.8	77.9	341.0
Total	$532.0	$379.6	$250.4	$1,162.0

	Three months ended December 31, 2020
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$304.4	$281.2	$186.7	$772.3
Services & spares	171.6	105.7	80.5	357.8
Integrated rack solutions	81.3	55.1	39.1	175.5
Total	$557.3	$442.0	$306.3	$1,305.6
Updated Disclosure
Products	$385.7	$336.3	$225.8	$947.8
Services & spares	171.6	105.7	80.5	357.8
Total	$557.3	$442.0	$306.3	$1,305.6

	Year ended December 31, 2020
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$1,074.2	$830.7	$529.7	$2,434.6
Services & spares	662.6	366.3	288.2	1,317.1
Integrated rack solutions	303.8	171.4	143.7	618.9
Total	$2,040.6	$1,368.4	$961.6	$4,370.6
Updated Disclosure
Products	$1,378.0	$1,002.1	$673.4	$3,053.5
Services & spares	662.6	366.3	288.2	1,317.1
Total	$2,040.6	$1,368.4	$961.6	$4,370.6

The Company’s previously reported disaggregated revenue by product and service offering will combine previously reported critical infrastructure & solutions and integrated rack solutions and they will collectively be managed as products.
The following is a summary of the impact for each quarter for the fiscal year 2021:

Sales by Product and Service Offering:	Three months ended March 31, 2021
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$279.9	$216.3	$132.0	$628.2
Services & spares	153.6	95.2	71.8	320.6
Integrated rack solutions	67.9	46.0	35.7	149.6
Total	$501.4	$357.5	$239.5	$1,098.4
Updated Disclosure
Products	$347.8	$262.3	$167.7	$777.8
Services & spares	153.6	95.2	71.8	320.6
Total	$501.4	$357.5	$239.5	$1,098.4

	Three months ended June 30, 2021
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$305.3	$239.8	$181.7	$726.8
Services & spares	179.6	106.3	77.3	363.2
Integrated rack solutions	80.0	51.9	38.4	170.3
Total	$564.9	$398.0	$297.4	$1,260.3
Updated Disclosure
Products	$385.3	$291.7	$220.1	$897.1
Services & spares	179.6	106.3	77.3	363.2
Total	$564.9	$398.0	$297.4	$1,260.3

	Three months ended September 30, 2021
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$291.9	$234.0	$180.4	$706.3
Services & spares	180.2	104.4	80.8	365.4
Integrated rack solutions	65.1	56.2	35.9	157.2
Total	$537.2	$394.6	$297.1	$1,228.9
Updated Disclosure
Products	$357.0	$290.2	$216.3	$863.5
Services & spares	180.2	104.4	80.8	365.4
Total	$537.2	$394.6	$297.1	$1,228.9

	Three months ended December 31, 2021
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$312.5	$281.6	$245.0	$839.1
Services & spares	191.7	115.6	82.2	389.5
Integrated rack solutions	79.7	61.7	40.5	181.9
Total	$583.9	$458.9	$367.7	$1,410.5
Updated Disclosure
Products	$392.2	$343.3	$285.5	$1,021.0
Services & spares	191.7	115.6	82.2	389.5
Total	$583.9	$458.9	$367.7	$1,410.5

	Year ended December 31, 2021
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$1,189.6	$971.7	$739.1	$2,900.4
Services & spares	705.1	421.5	312.1	1,438.7
Integrated rack solutions	292.7	215.8	150.5	659.0
Total	$2,187.4	$1,609.0	$1,201.7	$4,998.1
Updated Disclosure
Products	$1,482.3	$1,187.5	$889.6	$3,559.4
Services & spares	705.1	421.5	312.1	1,438.7
Total	$2,187.4	$1,609.0	$1,201.7	$4,998.1

The Company’s previously reported disaggregated revenue by product and service offering will combine previously reported critical infrastructure & solutions and integrated rack solutions and they will collectively be managed as products.
The following is a summary of the impact for each quarter for the fiscal year 2022:

Sales by Product and Service Offering:	Three months ended March 31, 2022
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$294.3	$183.8	$183.5	$661.6
Services & spares	164.7	104.6	68.2	337.5
Integrated rack solutions	76.1	44.4	36.8	157.3
Total	$535.1	$332.8	$288.5	$1,156.4
Updated Disclosure
Products	$370.4	$228.2	$220.3	$818.9
Services & spares	164.7	104.6	68.2	337.5
Total	$535.1	$332.8	$288.5	$1,156.4

	Three months ended June 30, 2022
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$368.9	$243.0	$234.8	$846.7
Services & spares	187.6	112.9	68.7	369.2
Integrated rack solutions	90.7	51.3	41.5	183.5
Total	$647.2	$407.2	$345.0	$1,399.4
Updated Disclosure
Products	$459.6	$294.3	$276.3	$1,030.2
Services & spares	187.6	112.9	68.7	369.2
Total	$647.2	$407.2	$345.0	$1,399.4

	Three months ended September 30, 2022
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$417.3	$265.7	$224.3	$907.3
Services & spares	203.6	113.3	71.1	388.0
Integrated rack solutions	91.7	57.1	37.0	185.8
Total	$712.6	$436.1	$332.4	$1,481.1
Updated Disclosure
Products	$509.0	$322.8	$261.3	$1,093.1
Services & spares	203.6	113.3	71.1	388.0
Total	$712.6	$436.1	$332.4	$1,481.1

	Three months ended December 31, 2022
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$527.9	$256.8	$275.0	$1,059.7
Services & spares	198.7	110.9	76.3	385.9
Integrated rack solutions	107.1	57.5	44.4	209.0
Total	$833.7	$425.2	$395.7	$1,654.6
Updated Disclosure
Products	$635.0	$314.3	$319.4	$1,268.7
Services & spares	198.7	110.9	76.3	385.9
Total	$833.7	$425.2	$395.7	$1,654.6

	Year ended December 31, 2022
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$1,608.4	$949.3	$917.6	$3,475.3
Services & spares	754.6	441.7	284.3	1,480.6
Integrated rack solutions	365.6	210.3	159.7	735.6
Total	$2,728.6	$1,601.3	$1,361.6	$5,691.5
Updated Disclosure
Products	$1,974.0	$1,159.6	$1,077.3	$4,210.9
Services & spares	754.6	441.7	284.3	1,480.6
Total	$2,728.6	$1,601.3	$1,361.6	$5,691.5
The Company’s previously reported disaggregated revenue by product and service offering will combine previously reported critical infrastructure & solutions and integrated rack solutions and they will collectively be managed as products.
The following is a summary of the impact for each quarter for the fiscal year 2023:

Sales by Product and Service Offering:	Three months ended March 31, 2023
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$561.4	$168.3	$225.0	$954.7
Services & spares	188.4	104.1	78.1	370.6
Integrated rack solutions	112.5	40.6	42.7	195.8
Total	$862.3	$313.0	$345.8	$1,521.1
Updated Disclosure
Products	$673.9	$208.9	$267.7	$1,150.5
Services & spares	188.4	104.1	78.1	370.6
Total	$862.3	$313.0	$345.8	$1,521.1

	Three months ended June 30, 2023
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$636.0	$234.3	$250.9	$1,121.2
Services & spares	207.9	110.1	86.2	404.2
Integrated rack solutions	115.5	51.4	41.8	208.7
Total	$959.4	$395.8	$378.9	$1,734.1
Updated Disclosure
Products	$751.5	$285.7	$292.7	$1,329.9
Services & spares	207.9	110.1	86.2	404.2
Total	$959.4	$395.8	$378.9	$1,734.1

	Three months ended September 30, 2023
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$670.8	$244.3	$223.2	$1,138.3
Services & spares	206.2	103.1	84.0	393.3
Integrated rack solutions	126.2	41.2	43.6	211.0
Total	$1,003.2	$388.6	$350.8	$1,742.6
Updated Disclosure
Products	$797.0	$285.5	$266.8	$1,349.3
Services & spares	206.2	103.1	84.0	393.3
Total	$1,003.2	$388.6	$350.8	$1,742.6

	Three months ended December 31, 2023
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$692.3	$264.5	$278.1	$1,234.9
Services & spares	220.8	112.4	90.7	423.9
Integrated rack solutions	106.5	53.5	46.6	206.6
Total	$1,019.6	$430.4	$415.4	$1,865.4
Updated Disclosure
Products	$798.8	$318.0	$324.7	$1,441.5
Services & spares	220.8	112.4	90.7	423.9
Total	$1,019.6	$430.4	$415.4	$1,865.4

	Year ended December 31, 2023
	Americas	Asia Pacific	Europe, Middle East, & Africa	Total
As Previously Disclosed
Critical infrastructure & solutions	$2,560.5	$911.4	$977.2	$4,449.1
Services & spares	823.3	429.7	339.0	1,592.0
Integrated rack solutions	460.7	186.7	174.7	822.1
Total	$3,844.5	$1,527.8	$1,490.9	$6,863.2
Updated Disclosure
Products	$3,021.2	$1,098.1	$1,151.9	$5,271.2
Services & spares	823.3	429.7	339.0	1,592.0
Total	$3,844.5	$1,527.8	$1,490.9	$6,863.2

Reallocation of Corporate Costs to Business Segments:
Beginning in 2024 the Company will allocate centralized engineering, research and development, and information technology costs from corporate to the respective business segment.
The following is a summary of the impact for each quarter for the fiscal year 2020 on adjusted operating profit (loss)(1) and adjusted operating margin(2):

As Previously Disclosed
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
Americas	$91.5	$130.0	$133.1	$142.4	$497.0
Asia Pacific	20.9	56.1	53.6	66.5	197.1
Europe, Middle East & Africa	20.8	27.5	0.9	56.3	105.5
Total reportable segments	133.2	213.6	187.6	265.2	799.6
Foreign currency gain (loss)	(1.8)	(2.8)	(11.7)	(9.7)	(26.0)
Corporate and other	(111.2)	(108.0)	(108.3)	(103.9)	(431.4)
Total corporate, other and eliminations	(113.0)	(110.8)	(120.0)	(113.6)	(457.4)
Amortization of intangibles	(32.4)	(32.2)	(32.5)	(31.6)	(128.7)
Operating profit (loss)	$(12.2)	$70.6	$35.1	$120.0	$213.5
Amortization of intangibles	32.4	32.2	32.5	31.6	128.7
Adjusted operating profit (loss)	$20.2	$102.8	$67.6	$151.6	$342.2

Updated Disclosure
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
Americas	$54.0	$94.5	$94.9	$101.2	$344.6
Asia Pacific	—	36.2	31.1	44.1	111.4
Europe, Middle East & Africa	4.2	12.2	(14.9)	39.1	40.6
Total reportable segments	58.2	142.9	111.1	184.4	496.6
Foreign currency gain (loss)	(1.8)	(2.8)	(11.7)	(9.7)	(26.0)
Corporate and other	(36.2)	(37.3)	(31.8)	(23.1)	(128.4)
Total corporate, other and eliminations	(38.0)	(40.1)	(43.5)	(32.8)	(154.4)
Amortization of intangibles	(32.4)	(32.2)	(32.5)	(31.6)	(128.7)
Operating profit (loss)	$(12.2)	$70.6	$35.1	$120.0	$213.5
Amortization of intangibles	32.4	32.2	32.5	31.6	128.7
Adjusted operating profit (loss)	$20.2	$102.8	$67.6	$151.6	$342.2

Adjusted operating profit (loss)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
Americas	$54.0	$94.5	$94.9	$101.2	$344.6
Asia Pacific	—	36.2	31.1	44.1	111.4
Europe, Middle East & Africa	4.2	12.2	(14.9)	39.1	40.6
Corporate(1)	(38.0)	(40.1)	(43.5)	(32.8)	(154.4)
	$20.2	$102.8	$67.6	$151.6	$342.2

Adjusted operating margins (2)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2020
Americas	11.6%	19.5%	17.8%	18.2%	16.9%
Asia Pacific	—%	11.2%	8.2%	10.0%	8.1%
Europe, Middle East & Africa	2.0%	6.2%	(6.0)%	12.8%	4.2%
Vertiv	2.3%	10.2%	5.8%	11.6%	7.8%
(1)Adjusted operating profit (loss) is adjusted at the Corporate segment for amortization of intangibles. There are no adjustments at the reportable segment level between operating profit (loss) and adjusted operating profit (loss).
(2)Adjusted operating margins calculated as adjusted operating profit (loss) divided by net sales.

The following is a summary of the impact for each quarter for the fiscal year 2021 on adjusted operating profit (loss)(1) and adjusted operating margin(2):

As Previously Disclosed
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2021
Americas	$126.4	$128.6	$113.4	$72.8	$441.2
Asia Pacific	53.1	62.8	69.4	68.1	253.4
Europe, Middle East & Africa	33.4	62.4	59.0	62.8	217.6
Total reportable segments	212.9	253.8	241.8	203.7	912.2
Foreign currency gain (loss)	6.9	(4.1)	(4.9)	(1.1)	(3.2)
Corporate and other	(108.2)	(115.6)	(123.5)	(157.5)	(504.8)
Total corporate, other and eliminations	(101.3)	(119.7)	(128.4)	(158.6)	(508.0)
Amortization of intangibles	(31.8)	(31.9)	(31.6)	(49.0)	(144.3)
Operating profit (loss)	$79.8	$102.2	$81.8	$(3.9)	$259.9
Amortization of intangibles	31.8	31.9	31.6	49.0	144.3
Mergers and acquisitions costs	—	—	18.0	30.1	48.1
Litigation settlement costs	—	—	—	18.7	18.7
Adjusted operating profit (loss)	$111.6	$134.1	$131.4	$93.9	$471.0

Updated Disclosure
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2021
Americas	$87.4	$85.5	$67.4	$25.9	$266.2
Asia Pacific	30.3	41.6	44.4	43.7	160.0
Europe, Middle East & Africa	15.8	45.4	40.5	43.6	145.3
Total reportable segments	133.5	172.5	152.3	113.2	571.5
Foreign currency gain (loss)	6.9	(4.1)	(4.9)	(1.1)	(3.2)
Corporate and other	(28.8)	(34.3)	(34.0)	(67.0)	(164.1)
Total corporate, other and eliminations	(21.9)	(38.4)	(38.9)	(68.1)	(167.3)
Amortization of intangibles	(31.8)	(31.9)	(31.6)	(49.0)	(144.3)
Operating profit (loss)	$79.8	$102.2	$81.8	$(3.9)	$259.9
Amortization of intangibles	31.8	31.9	31.6	49.0	144.3
Mergers and acquisitions costs	—	—	18.0	30.1	48.1
Litigation settlement costs	—	—	—	18.7	18.7
Adjusted operating profit (loss)	$111.6	$134.1	$131.4	$93.9	$471.0

Adjusted operating profit (loss)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2021
Americas	$87.4	$85.5	$67.4	$25.9	$266.2
Asia Pacific	30.3	41.6	44.4	43.7	160.0
Europe, Middle East & Africa	15.8	45.4	40.5	43.6	145.3
Corporate(1)	(21.9)	(38.4)	(20.9)	(19.3)	(100.5)
	$111.6	$134.1	$131.4	$93.9	$471.0

Adjusted operating margins (2)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2021
Americas	17.4%	15.1%	12.5%	4.4%	12.2%
Asia Pacific	8.5%	10.5%	11.3%	9.5%	9.9%
Europe, Middle East & Africa	6.6%	15.3%	13.6%	11.9%	12.1%
Vertiv	10.2%	10.6%	10.7%	6.7%	9.4%
(1)Adjusted operating profit (loss) is adjusted at the Corporate segment for amortization of intangibles, merger and acquisition costs, and litigation settlement costs. There are no adjustments at the reportable segment level between operating profit (loss) and adjusted operating profit (loss).
(2)Adjusted operating margins calculated as adjusted operating profit (loss) divided by net sales.

The following is a summary of the impact for each quarter for the fiscal year 2022 on adjusted operating profit (loss)(1) and adjusted operating margin(2):

As Previously Disclosed
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2022
Americas	$57.9	$82.5	$115.2	$170.5	$426.1
Asia Pacific	41.5	68.5	83.3	81.1	274.4
Europe, Middle East & Africa	33.2	61.8	57.4	82.2	234.6
Total reportable segments	132.6	212.8	255.9	333.8	935.1
Foreign currency gain (loss)	1.3	(2.9)	(0.2)	(1.9)	(3.7)
Corporate and other	(121.4)	(127.9)	(121.5)	(121.4)	(492.2)
Total corporate, other and eliminations	(120.1)	(130.8)	(121.7)	(123.3)	(495.9)
Amortization of intangibles	(57.7)	(55.8)	(54.2)	(48.1)	(215.8)
Operating profit (loss)	$(45.2)	$26.2	$80.0	$162.4	$223.4
Amortization of intangibles	57.7	55.8	54.2	48.1	215.8
Adjusted operating profit (loss)	$12.5	$82.0	$134.2	$210.5	$439.2

Updated Disclosure
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2022
Americas	$12.6	$33.1	$68.4	$124.1	$238.2
Asia Pacific	18.5	42.1	59.4	56.9	176.9
Europe, Middle East & Africa	14.3	42.1	38.1	62.1	156.6
Total reportable segments	45.4	117.3	165.9	243.1	571.7
Foreign currency gain (loss)	1.3	(2.9)	(0.2)	(1.9)	(3.7)
Corporate and other	(34.2)	(32.4)	(31.5)	(30.7)	(128.8)
Total corporate, other and eliminations	(32.9)	(35.3)	(31.7)	(32.6)	(132.5)
Amortization of intangibles	(57.7)	(55.8)	(54.2)	(48.1)	(215.8)
Operating profit (loss)	$(45.2)	$26.2	$80.0	$162.4	$223.4
Amortization of intangibles	57.7	55.8	54.2	48.1	215.8
Adjusted operating profit (loss)	$12.5	$82.0	$134.2	$210.5	$439.2

Adjusted operating profit (loss)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2022
Americas	$12.6	$33.1	$68.4	$124.1	$238.2
Asia Pacific	18.5	42.1	59.4	56.9	176.9
Europe, Middle East & Africa	14.3	42.1	38.1	62.1	156.6
Corporate(1)	(32.9)	(35.3)	(31.7)	(32.6)	(132.5)
	$12.5	$82.0	$134.2	$210.5	$439.2

Adjusted operating margins (2)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2022
Americas	2.4%	5.1%	9.6%	14.9%	8.7%
Asia Pacific	5.6%	10.3%	13.6%	13.4%	11.0%
Europe, Middle East & Africa	5.0%	12.2%	11.5%	15.7%	11.5%
Vertiv	1.1%	5.9%	9.1%	12.7%	7.7%
(1)Adjusted operating profit (loss) is adjusted at the Corporate segment for amortization of intangibles. There are no adjustments at the reportable segment level between operating profit (loss) and adjusted operating profit (loss).
(2)Adjusted operating margins calculated as adjusted operating profit (loss) divided by net sales.

The following is a summary of the impact for each quarter for the fiscal year 2023 on adjusted operating profit (loss)(1) and adjusted operating margin(2):

As Previously Disclosed
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2023
Americas	$190.6	$239.8	$254.0	$274.4	$958.8
Asia Pacific	39.1	62.6	74.1	72.7	248.5
Europe, Middle East & Africa	64.9	100.6	96.9	117.6	380.0
Total reportable segments	294.6	403.0	425.0	464.7	1,587.3
Foreign currency gain (loss)	(3.1)	(7.5)	(2.7)	(2.7)	(16.0)
Corporate and other	(116.0)	(144.3)	(125.9)	(131.6)	(517.8)
Total corporate, other and eliminations	(119.1)	(151.8)	(128.6)	(134.3)	(533.8)
Amortization of intangibles	(45.2)	(45.4)	(45.5)	(45.2)	(181.3)
Operating profit (loss)	$130.3	$205.8	$250.9	$285.2	$872.2
Amortization of intangibles	45.2	45.4	45.5	45.2	181.3
Adjusted operating profit (loss)	$175.5	$251.2	$296.4	$330.4	$1,053.5

Updated Disclosure
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2023
Americas	$145.8	$191.7	$206.5	$218.4	$762.4
Asia Pacific	16.6	38.2	49.7	42.9	147.4
Europe, Middle East & Africa	46.1	79.9	76.7	95.0	297.7
Total reportable segments	208.5	309.8	332.9	356.3	1,207.5
Foreign currency gain (loss)	(3.1)	(7.5)	(2.7)	(2.7)	(16.0)
Corporate and other	(29.9)	(51.1)	(33.8)	(23.2)	(138.0)
Total corporate, other and eliminations	(33.0)	(58.6)	(36.5)	(25.9)	(154.0)
Amortization of intangibles	(45.2)	(45.4)	(45.5)	(45.2)	(181.3)
Operating profit (loss)	$130.3	$205.8	$250.9	$285.2	$872.2
Amortization of intangibles	45.2	45.4	45.5	45.2	181.3
Adjusted operating profit (loss)	$175.5	$251.2	$296.4	$330.4	$1,053.5

Adjusted operating profit (loss)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2023
Americas	$145.8	$191.7	$206.5	$218.4	$762.4
Asia Pacific	16.6	38.2	49.7	42.9	147.4
Europe, Middle East & Africa	46.1	79.9	76.7	95.0	297.7
Corporate(1)	(33.0)	(58.6)	(36.5)	(25.9)	(154.0)
	$175.5	$251.2	$296.4	$330.4	$1,053.5

Adjusted operating margins (2)	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year 2023
Americas	16.9%	20.0%	20.6%	21.4%	19.8%
Asia Pacific	5.3%	9.7%	12.8%	10.0%	9.6%
Europe, Middle East & Africa	13.3%	21.1%	21.9%	22.9%	20.0%
Vertiv	11.5%	14.5%	17.0%	17.7%	15.3%
(1)Adjusted operating profit (loss) is adjusted at the Corporate segment for amortization of intangibles. There are no adjustments at the reportable segment level between operating profit (loss) and adjusted operating profit (loss).
(2)Adjusted operating margins calculated as adjusted operating profit (loss) divided by net sales.